CREDIT AGREEMENT DATED
                                                       AS OF DECEMBER 5, 1996

                                     WAIVER


                  WAIVER, dated as of October 27, 1997 (this "Waiver"), under the Credit Agreement, dated as of December 5, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower and Holdings have requested the Lenders to waive certain covenants in the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to waive such covenants in the Credit Agreement on and subject to the terms and conditions thereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. Waiver of Section 6.14 (Interest Coverage Ratio).
Section 6.14 Of the Credit Agreement is hereby waived for the fiscal quarter ending September 27, 1997; provided that such waiver is effective only if the Interest Coverage Ratio is at least 1.70 to 1.00 for such fiscal quarter.

                  SECTION 3. Waiver of Section 6.16 (Leverage Ratio). Section
6.16 of the Credit Agreement is hereby waived for the fiscal quarter ending September 27, 1997; provided that such waiver is effective only if the Leverage Ratio is no greater than 3.30 to 1.00 for such fiscal quarter.

                  SECTION 4. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the waivers contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement as if made on



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                                                                               2



and as of the Waiver Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Waiver and (iii) the Credit Agreement as waived by this Waiver.

                  SECTION 5. Conditions Precedent. This Waiver shall become effective as of the date hereof (the "Waiver Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                  (a) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Required Lenders.

                  (b) No Default or Event of Default. On and as of the Waiver Effective Date and after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (c) Representations and Warranties. The representations and warranties made by the Borrower in the Credit Agreement and herein after giving effect to this Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                  (d) Acknowledgement and Consent. The Administrative Agent shall have received from each of Holdings, the Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment and Consent, substantially in the form of Exhibit A hereto.

                  SECTION 6. Continuing Effect of Credit Agreement. This Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 7. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Waiver and any other such documents.

                  SECTION 8.  GOVERNING LAW.  THIS WAIVER SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.



                                       COLLINS & AIKMAN PRODUCTS CO.


                                       By /s/ J. Michael Stepp
                                         -----------------------
                                         Name: J. Michael Stepp
                                         Title: Chief Financial Officer and
                                                  Executive Vice President


                                       COLLINS & AIKMAN CORPORATION


                                       By /s/ J. Michael Stepp
                                         -----------------------
                                         Name: J. Michael Stepp
                                         Title:  Chief Financial Officer and
                                                   Executive Vice President

                                      THE CHASE MANHATTAN BANK,
                                           as Administrative Agent and as
                                           a Lender


                                       By /s/ Rosemary Bradley
                                         -----------------------
                                         Name:  Rosemary Bradley
                                         Title: Vice President





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                                                                               4



                                       BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION


                                       By /s/ Daniel T. Pervicia
                                         -----------------------
                                           Name: Daniel T. Pervicia
                                           Title: Vice President


                                        NATIONSBANK, N.A.


                                       by   /s/ E. Phifer Helms
                                         -----------------------
                                            Name: E. Phifer Helms
                                            Title: Senior Vice President


                                       BANK OF IRELAND - GRAND CAYMAN BRANCH


                                       By______________________________________
                                          Name:
                                          Title:


                                       THE BANK OF NEW YORK


                                        By   /s/ John Yancey
                                         -----------------------
                                        Name:  John Yancey
                                        Title: Vice President


                                        THE BANK OF NOVA SCOTIA



                                         By /s/ W. E. Zarrett
                                            ----------------------
                                              Name: W. E. Zarrett
                                              Title: Senior Relationship Manager






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                                                                               5




                                       BANK OF TOKYO - MITSUBISHI TRUST
                                        COMPANY


                                       By   ________________________________
                                            Name:
                                            Title:


                                       BRANCH BANKING AND TRUST COMPANY


                                       By /s/ Thatcher L. Townsend
                                         -------------------------
                                            Name:  Thatcher L. Townsend, III
                                            Title: Vice President


                                       CAISSE NATIONALE DE CREDIT AGRICOLE


                                       By /s/ David Bouhl
                                         ------------------------
                                           Name: David Bouhl, FVP
                                           Title: Head of Corporate Banking


                                       CIBC INC.


                                       By /s/ Roger Colden
                                         ------------------------
                                           Name: Roger Colden
                                           Title: Director


                                       COMERICA BANK


                                        By __________________________________
                                            Name:
                                            Title:




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                                                                              6




                                       COMMERCIAL LOAN FUNDING TRUST I


                                       By /s/ Christopher Mann
                                         _________________________________
                                       Name:
                                       Title:


                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK, B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                       By __________________________________
                                          Name:
                                          Title:

                                       By__________________________________
                                          Name:
                                          Title:

                                       CREDIT LYONNAIS, NEW YORK BRANCH AND
                                        CREDIT LYONNAIS ATLANTA AGENCY


                                       By __________________________________
                                          Name:
                                          Title:


                                       By  __________________________________
                                           Name:
                                           Title:


                                       CREDITANSTALT CORPORATE FINANCE, INC.


                                       By /s/ Craig Stamm
                                         ------------------------
                                          Name: W. Craig Stamm
                                          Title: Vice President

                                       By /s/ Robert M. Biringer
                                         ------------------------
                                          Name: Robert M. Biringer
                                          Title: Executive Vice President

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                                                                              7




                                       DRESDNER BANK, A.G. NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                      By /s/ Beverly Cason
                                         ------------------------
                                         Name: Beverly Cason
                                         Title: Vice President


                                      By /s/ Christopher Sarisky
                                         ------------------------
                                         Name: Christopher Sarisky
                                         Title: Assistant Treasurer


                                       FIRST NATIONAL BANK OF CHICAGO


                                       By /s/ Larry E. Cooper
                                         ------------------------
                                         Name: Larry E. Cooper
                                         Title: First Vice President


                                       FIRST UNION NATIONAL BANK OF NORTH
                                         CAROLINA


                                       By /s/ David Trotter
                                         ------------------------
                                          Name:  David Trotter
                                          Title:  Vice President


                                      FUJI BANK


                                      By /s/ Teiji Teramoto
                                         ------------------------
                                         Name: Teiji Teramoto
                                         Title: Vice President & Manager





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                                                                              8




                                       THE LONG-TERM CREDIT BANK OF JAPAN
                                         LTD., NEW YORK BRANCH


                                       By /s/ Shuichi Tajima
                                         ------------------------
                                          Name: Shuichi Tajima
                                          Title: Deputy General Manager


                                       THE ROYAL BANK OF SCOTLAND, PLC


                                       By __________________________________
                                         Name:
                                         Title:


                                       SOCIETE GENERALE


                                       By /s/ Ralph Saheb
                                         ------------------------
                                          Name: Ralph Saheb
                                          Title: Vice President and Manager


                                       SUMITOMO BANK, LIMITED


                                       By _______________________________
                                          Name:
                                          Title:


                                       THE SUMITOMO TRUST & BANKING CO., LTD.


                                       By /s/ Suraj Bhatia
                                         ------------------------
                                          Name: Suraj Bhatia
                                          Title: Senior Vice President

                                       SUNTRUST BANK, ATLANTA



                                       By /s/ David W. Penter
                                         ------------------------
                                           Name: David W. Penter
                                           Title: Group Vice President


                                       By /s/ Jeffrey D. Drucker
                                         ------------------------
                                          Name: Jeffrey D. Drucker
                                          Title: Banking Officer


                                       THE TORONTO-DOMINION (NEW YORK), INC.


                                       By /s/ Jorge A. Garcia
                                         ------------------------
                                          Name: Jorge A. Garcia
                                          Title: Vice President


                                       WACHOVIA BANK OF NORTH CAROLINA, N.A.


                                       By /s/ Sarah T. Warren
                                         ------------------------
                                          Name: Sarah T. Warren
                                          Title: Vice President


                                       ALLIED SIGNAL INC.


                                       By __________________________________
                                          Name:
                                          Title:

                                                                  EXHIBIT A TO
                                                                    WAIVER



                           ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Waiver, dated as of October 27, 1997 (the "Waiver") under the Credit Agreement dated as of December 5, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

Dated:  October 27, 1997
                                       COLLINS & AIKMAN PRODUCTS CO.

                                        By: __________________________________
                                                Name:
                                                Title:

                                       COLLINS & AIKMAN CANADA INC.

                                       By:__________________________________
                                          Name:
                                          Title:

                                       COLLINS & AIKMAN CORPORATION

                                      By:__________________________________
                                         Name:
                                         Title:


                                      PACJ, INC.



                                      By:   __________________________________
                                      Name:
                                      Title:


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                                                                              2





                                       THE AKRO CORPORATION

                                       By:_________________________
                                       Name:
                                       Title:










                                        DURA CONVERTIBLE SYSTEMS, INC.

                                        By:_________________________
                                           Name:
                                           Title:


                                       IMPERIAL WALLCOVERINGS, INC.

                                       By:_________________________
                                           Name:
                                           Title:


                                       MARKETING SERVICE, INC.

                                       By:_________________________
                                           Name:
                                           Title:


                                       GREFAB, INC.

                                       By:_________________________
                                          Name:
                                          Title:


                                       WICKES ASSET MANAGEMENT, INC.

                                       By:_________________________
                                           Name:
                                           Title:

                                       COLLINS & AIKMAN CORPORATION


                                       By:_________________________
                                           Name:
                                           Title:


                                       WICKES MANUFACTURING COMPANY


                                       By:_________________________
                                            Name:
                                            Title:


                                       WICKES REALTY, INC.

                                       By:_________________________
                                           Name:
                                           Title:


                                       AMCO CONVERTIBLE FABRICS, INC.

                                       By:_________________________
                                           Name:
                                           Title:


                                       MANCHESTER PLASTICS, INC.

                                       By:_________________________
                                          Name:
                                          Title:


                                       HUGHES PLASTICS, INC.

                                       By:_________________________
                                           Name:
                                           Title:

                                       ACK-TI-LINING, INC.

                                       By:_________________________
                                            Name:
                                            Title:



                                       COLLINS & AIKMAN PROPERTIES, INC.

                                       By:_________________________
                                           Name:
                                           Title: